SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 9, 2000


                              SAFELITE GLASS CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                      333-21949                 13-3386709
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                               1105 Schrock Road
                              Columbus, Ohio 43229
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              (Address of principal executive offices) (Zip Code)



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                                 (614) 842-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former name or former address, if changed from last report)

Item 5.       Other Events.

         On June 9, 2000 Safelite Glass Corp. filed for protection under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court").

     In conjunction with the chapter 11 filing, Safelite filed a disclosure statement and pre-negotiated plan of reorganization and debt restructuring to the Court (the "Plan") which enjoys the support of over 75% of the Safelite's senior secured banks and bondholders.

         In connection with the submission of the Plan, the Court approved Safelite's first day motions including: continuation of all Safelite associate compensation and benefit plans, all customer sales, support, warranties and service activities, all insurance policies and payments due to the Company's vendors. Safelite has also negotiated credit facilities to assist in funding operations during the bankruptcy process.

         A copy of the two Company press releases announcing these transactions are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

              (a)     Financial statements of business acquired:   None

              (b)     Pro forma financial information:   None

              (c)     Exhibits:

              99.1  Press Release issued by Safelite Glass Corp. on June 9, 2000

              99.2  Press Release issued by Safelite Glass Corp. on June 9, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFELITE GLASS CORP.

Dated: June 20, 2000                              By:   /s/   Douglas A. Herron
                                                  ---   ---   -----------------

                                                  Name: Douglas A. Herron
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number                                Description

99.1              Press Release issued by Safelite Glass Corp. on June 9, 2000.

99.2              Press Release issued by Safelite Glass Corp. on June 9, 2000.

                                                        Contact:

June 9, 2000                                            MEDIA: Dee Uttermohlen
                                                        (614) 842-3017

                                                        FINANCIAL: Poe Timmons
                                                        (614)  842-3325



Columbus, Ohio - (June 9, 2000) - Safelite Glass Corp. today announced that, as part of a pre-negotiated plan to restructure its debt, it has filed for protection under Chapter 11 of the Federal bankruptcy laws in the U.S. Bankruptcy Court for the District of Delaware.

The company has taken the action as part of its efforts to reorganize its capital structure and preserve value for its creditors. Safelite management has submitted a "pre-negotiated" reorganization plan, and gained agreement to the plan from over 75% of their banks and bondholders. The filing is an administrative action to gain 100% approval from the remaining bank and bondholder creditors.

"By going to the court with a pre-negotiated plan, we will be able to move more quickly through the legal process. We expect to emerge from the process in September as a stronger company," said John Barlow, Safelite President and CEO.

"This is the final step in the process of reorganizing Safelite to preserve its value, while ensuring continued quality service for our customers," Barlow continued. "We are a profitable company with sufficient cash flow to fund our operations, and this filing will help us emerge with a stronger balance sheet by reducing our debt."

The company said it has taken all actions required to gain immediate court approval to permit continuation of all Safelite associate compensation and benefits plans; all customer sales, support, warranties, and service activities; all insurance policies; and payment of funds due to suppliers of essential goods and services. As a third-party administrator of a number of insurance glass programs, Safelite has also ensured its ability to pay independent auto glass shops. The company has also negotiated credit facilities to assist in funding operations during the court process.

Safelite has determined it is in the best interest of its customers and financial stakeholders to seek Chapter 11 protection as a way to quickly finalize its pre-negotiated debt restructuring plan. The company expects to emerge from protection in September. "Safelite is proud to be the nation's leading choice for quality automotive glass repair and replacement solutions. Our organization's commitment to be the industry leader has created strong long-term client relationships and high customer satisfaction ratings that we can all take pride in and seek to continue and improve upon," continued Barlow.

Additionally, the company plans to move forward with previously announced strategic initiatives. Recently, Safelite embarked on several new initiatives that will propel the company's growth through 2000: Mobile Pro allows Safelite to have business presence in smaller markets; Service AutoGlass provides a wholesale distribution channel for windshield products manufactured by the company's two manufacturing plants, and Repair Medics decreases claim severity for Safelite's insurance clients, while building brand recognition through consumer marketing.

Additional updates to this story will be filed this afternoon and thereafter, as more information becomes available.

Founded in 1947, Safelite Glass Corp. operates two manufacturing facilities, 80 auto glass warehouses, and more than 500 Safelite(R) AutoGlass service centers in 50 states, employing more than 6,000 associates nationwide.

                                                        Contact:

June 9, 2000                                            MEDIA: Dee Uttermohlen
                                                        (614) 842-3017

                                                        FINANCIAL: Poe Timmons
                                                        (614) 842-3325



Safelite Glass Corp. Takes First Steps in Restructuring

Columbus, Ohio - (June 9, 2000) - Safelite Glass Corp. gained approval for the important first steps in a financial reorganization that will result in a 50%+ reduction in the Company's long-term debt.

The Company's first day motions were approved by the court late today. These motions included: continuation of all Safelite associate compensation and benefits plans; all customer sales, support, warranties, and service activities; all insurance policies; and payment of funds due to the company's vendors. As a third-party administrator of a number of insurance and fleet glass programs, Safelite has also ensured its ability to pay independent auto glass shops. The company has also negotiated credit facilities to assist in funding operations during the court process.

The company has taken the action as part of its efforts to reorganize its capital structure and preserve value for its creditors. Safelite management has submitted a "pre-negotiated" reorganization plan, and gained agreement to the plan from over 75% of their banks and bondholders. The filing will allow the Company to complete their restructuring while continuing with business as usual.

"We are delighted to see the first day motions approved by the court," said Safelite President and CEO John Barlow. "This means that business will continue as usual for our associates, our vendors, independent shop partners, and our clients and their customers. Safelite will be able to maintain our traditionally high levels of service with virtually no disruption."

Founded in 1947, Safelite Glass Corp. operates two manufacturing facilities, 80 auto glass warehouses, and more than 500 Safelite(R) AutoGlass service centers in 50 states, employing more than 6,000 associates nationwide. The Company filed for Chapter 11 reorganization this morning.